PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“B SERIES”)
PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“C SERIES”)

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated September 2, 2026
to Prospectus dated May 1, 2026

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

Financial Intermediary Variation Update

This Supplement describes the removal of a financial intermediary variation that applied to contracts purchased through Citigroup Global Markets.

Restrictions Removed:

Effective September 14, 2026, the Maximum Issue Age restrictions for Citigroup Global Markets described in the table in “APPENDIX D – FINANCIAL INTERMEDIARY VARIATIONS” no longer apply.  The section of the table pertaining to Citigroup Global Markets is restated as follows:

Broker-Dealer	Variation
Citigroup Global Markets
●
Certain fund restrictions may apply.
●
Qualified funds are only permitted for new sales if the Return of Purchase Payments Death Benefit is elected.
●
Only B Series products are permitted for new sales.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPIVA-2026SUP4